UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-5151 (Commission File Number)	42-0442319 (IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa 52001-0877

(Address of principal executive offices, including zip code)

563-556-7730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ⃞

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Item 5.07.     Submission of Matters to a Vote of Security Holders.

An annual meeting of the shareholders of Flexsteel Industries, Inc. (the “Company”) was held on December 9, 2019. At the meeting, the Company’s shareholders took the following actions:

(i)The shareholders elected four Class III directors to serve as members of the Company’s Board of Directors.  The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
William S. Creekmair	5,742,178	282,931
Jerald K. Dittmer	5,690,164	334,945
Charles R. Eitel	5,702,692	322,417
Matthew A. Kaness	5,765,754	259,355

(ii)

The shareholders approved the Company’s executive compensation, as described by the Company’s proxy statement. There were 5,403,520 votes cast for the proposal; 484,124 votes were cast against the proposal; 137,465 votes abstained; and there were 0  broker non-votes.

(iii)

The shareholders approved the frequency with which future stockholder advisory votes to approve on the Company’s executive compensation, as described by the Company’s proxy statement.  There were 3,021,982 votes cast for 1 year; 706,236 votes cast 2 years; 2,248,087 votes cast for 3 years; 48,804 votes abstained; and there were 0 broker non-votes.

After consideration of the voting results, the Company’s Board of Directors determined that the Company will conduct future stockholder advisory votes regarding compensation awarded to its named executive officers on an annual basis until the next advisory shareholder vote on the frequency of these advisory votes is held, which is currently required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.

(Registrant)

Date: December 13, 2019	By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer
Principal Financial and Accounting Officer